                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                            ARONSON+JOHNSON+ORTIZ, LP

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") (the "Adviser") and Aronson+Johnson+Ortiz, LP, a Delaware limited partnership with its principal office and place of business at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the

Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        ARONSON+JOHNSON+ORTIZ, LP


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                          AND ARONSON+JOHNSON+ORTIZ, LP

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                          AND ARONSON+JOHNSON+ORTIZ, LP

                                   Appendix B

Strategy                                               Fees
---------------------------                 -------------------------
Dollar-Neutral Long/Short:                  1.00% on Allocated Assets
Minimum initial investment:   $25 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                            BERNZOTT CAPITAL ADVISORS

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") (the "Adviser") and Bernzott Capital Advisors, a California corporation with its principal office and place of business at 888 West Ventura Blvd., Suite B, Camarillo, CA 93010 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        BERNZOTT CAPITAL ADVISORS


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                            BERNZOTT CAPITAL ADVISORS

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                            BERNZOTT CAPITAL ADVISORS

                                   Appendix B

                                   Appendix B

Strategy                    Fees
-----------------   --------------------
Small Cap Equity:   .70% on the first      $10 million
                    .60% on amounts over   $10 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                    CONTRAVISORY RESEARCH & MANAGEMENT CORP.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Contravisory Research & Management Corp., a Massachusetts corporation with its principal office and place of business at 99 Derby Street, Suite 302, Hingham, MA 02043 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the

Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        CONTRAVISORY RESEARCH &
                                        MANAGEMENT CORP.


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                    CONTRAVISORY RESEARCH & MANAGEMENT CORP.

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                    CONTRAVISORY RESEARCH & MANAGEMENT CORP.

                                   Appendix B

Strategy                     Fees
------------------   -------------------
Long Short Equity:   .75% on the first     $10 million
                     .60%on amounts over   $10 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Grantham, Mayo, Van Otterloo & Co. LLC, a Massachusetts limited liability company with its principal office and place of business at 40 Rowes Wharf, Boston, MA 02110 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund ("Service Plan"); and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Subadviser: (w) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) appointing the Adviser and Subadviser and authorizing the execution and delivery of this Agreement; (x) a certified copy of the resolution of the Fund's shareholders appointing the Adviser and Subadviser; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) a certified copy of the resolution of the Adviser and the Board appointing the officers of the Adviser and/or the Trust and any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser (i) shall cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust and (iii) shall deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Adviser has specifically directed that the Allocated Assets be invested in certain investment companies registered under the Investment Company Act of 1940, as amended, for which the Subadviser serves as investment manager (the "Underlying Mutual Funds") as agreed upon from time to time and set forth in the Client Mandate Form. Notwithstanding anything in this Agreement to the contrary, this Agreement contemplates the granting of asset allocation authority to the Subadviser to allocate the Allocated Assets among certain Underlying Mutual Funds. The authority of the Subadviser to so move assets among the

Underlying Mutual Funds shall be subject to this Agreement and the Client Mandate Form, as in effect from time to time, which shall indicate the Underlying Mutual Funds approved for investment by the Adviser, applicable limitations on investment in specific Underlying Mutual Funds, and any other related information. The submission by the Adviser of the Client Mandate Form shall constitute acknowledgement by the Adviser that it has reviewed the current GMO Trust Prospectus relating to the Underlying Mutual Funds, including information regarding fees and expenses of such Underlying Mutual Funds (including applicable purchase premiums and redemption fees which are accessed and retained by a particular Mutual Fund) and has approved such Underlying Mutual Funds for use by the Subadviser in its asset allocation process.

     (b) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Adviser shall have the power and the responsibility with respect to the voting of any proxies that may arise with respect to shares of the Underlying Mutual Funds in which the Allocated Assets are invested.

     (c) Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account. To the extent the Allocated Assets are invested in Underlying Mutual Funds, this section shall not apply.

     (d) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The foregoing notwithstanding, the Subadviser shall not be responsible for monitoring the Fund's compliance with the limitations set forth in Sections 12(d)(1)(A)(ii) and (iii) of the 1940 Act.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to transactions with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the custodian and fund accountant may reasonably require. To the extent that the Allocated

Assets are invested in the Underlying Mutual Funds, the Allocated Assets shall consist of, and the Fund's custodian shall take possession of, only the Mutual Fund shares. The direct investments of the Underlying Mutual Funds shall not constitute part of the Allocated Assets and shall remain in the custody of the Underlying Mutual Funds. The shares of the Underlying Mutual Funds shall be valued in accordance with the Prospectus relating to the Underlying Mutual Funds in effect from time to time.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     SECTION 4. COMPENSATION; EXPENSES

     (a) The Subadviser will earn only its customary fees from the Underlying Mutual Funds in which the Allocated Assets are invested as set forth in the GMO Trust Prospectus in effect from time to time.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's reasonable judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser of the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be the subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, and 8 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         HORIZON ASSET MANAGEMENT, INC.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Horizon Asset Management, Inc., a New York corporation with its principal office and place of business at 470 Park Avenue South, 4th Floor, New York, NY 10016 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated as of the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund, other than with Kinetics Asset Management, Inc. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HORIZON ASSET MANAGEMENT, INC.


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                       AND HORIZON ASSET MANAGEMENT, INC.
                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         HORIZON ASSET MANAGEMENT, INC.

                                   Appendix B

Strategies                       Fees
---------------------   ---------------------
Synthetic Short Sale:   1.00% on the first:     $5 million
Spin-off                 .75% on the next:      $5 million
Fixed Income             .60% on the next:      $5 million
Special Opportunity      .50% on amounts over   $15 million

Fees will be calculated based upon the combined assets in all strategies.

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         KINETICS ASSET MANAGEMENT, INC.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Kinetics Asset Management, Inc., a New York corporation with its principal office and place of business at 16 New Broadway, Sleepy Hollow, New York 10591 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        KINETICS ASSET MANAGEMENT, INC.


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         KINETICS ASSET MANAGEMENT, INC.

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         KINETICS ASSET MANAGEMENT, INC.

                                   Appendix B

                                Fees and Expenses

Strategy               Fees
------------   --------------------
CORE Equity:   .75% on the first      $10 million
               .60% on amounts over   $10 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                          LOOMIS SAYLES & COMPANY, L.P.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Loomis Sayles & Company, L.P., a Delaware partnership with its principal office and place of business at One Financial Center, Boston, MA, 02111-2621 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser. Prior to any such investment the Subadviser shall provide the Adviser (who shall provide the Fund) with the current prospectus of any such investment company.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LOOMIS SAYLES & COMPANY, L.P.


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                      ABSOLUTE INVESTMENT ADVISERS LLC AND
                          LOOMIS SAYLES & COMPANY, L.P.

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                        AND LOOMIS SAYLES & COMPANY, L.P.

                                   Appendix B

Strategy                                     Fees
---------------------------------   ---------------------

High Yield Full Discretion:         .50%

   Minimum initial investment:      $20 million

Investment Grade Full Discretion:   .40% on the first       $20 million
                                    .30% on the next        $80 million
                                    .20% on amounts over:   $100 million

   Minimum initial investment:      $20 million

TIPS:                               .20% on Allocated Assets

   Minimum initial investment:      $5 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                           MOODY ALDRICH PARTNERS, LLC

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA 02043 (the "Adviser") and Moody Aldrich Partners, LLC, a Delaware limited liability company with its principal office and place of business at 18 Sewall Street, Marblehead, MA 01945 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

         (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOODY ALDRICH PARTNERS, LLC


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                         AND MOODY ALDRICH PARTNERS, LLC

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                         AND MOODY ALDRICH PARTNERS, LLC

                                   Appendix B

Strategy                  Fees
--------------   --------------------
Focused Value:   .65%

Midcap           .65% on the first      $10 million
                 .55% on amounts over   $10 million

Smallcap:        .65% on the first      $10 million
                 .55% on amounts over   $10 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                     METROPOLITAN WEST ASSET MANAGEMENT LLC

AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advises LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Metropolitan West Asset Management LLC, a California limited liability company with its principal office and place of business at 11766 Wilshire Blvd., Suite 1580, Los Angeles, CA 90025 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the

Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        METROPOLITAN WEST ASSET MANAGEMENT LLC


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                   AND METROPOLITAN WEST ASSET MANAGEMENT LLC

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                   AND METROPOLITAN WEST ASSET MANAGEMENT LLC

                                   Appendix B

Strategy                Fees
-------------   --------------------
Total Return:   .35% on the first      $25 million
                .25% on amounts over   $25 million.

High Yield      .55% on the first      $100 million
                .45% on amounts over   $100 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         SCOUT INVESTMENT ADVISORS, INC.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA 02043 (the "Adviser") and Scout Investment Advisors, Inc., a Missouri corporation, with its principal office and place of business at 1010 Grand Boulevard, Kansas City, MO 64106 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. INDEMNIFICATION

     (a) The Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser, and its partners, managers, members, shareholders, directors, officers and employees (the "Subadviser Indemnitees") against any loss, liability, claim, damage or expense (including, without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to indemnify any Subadviser Indemnitee against any liability to which the Subadviser Indemnitees would otherwise be subject by reason of their negligence in the performance of the obligations and duties under this Agreement.

     (b) The Subadviser agrees to defend, indemnify and hold harmless the Adviser and the Trust, and the partners, managers, members, shareholders, trustees, directors, officers and employees of each of them (the "Adviser Indemnitees") against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to indemnify any Adviser Indemnitee against any liability to which the Adviser Indemnitees would otherwise be subject by reason of their negligence in the performance of the obligations and duties under this Agreement.

     SECTION 7. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 8. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 9. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 11. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 7(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 10 and 11 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        SCOUT INVESTMENT ADVISORS, INC.


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                       AND SCOUT INVESTMENT ADVISORS, INC.

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                       AND SCOUT INVESTMENT ADVISORS, INC.

                                   Appendix B

Strategy                    Fees
------------------------------------------------------
Small Cap Equity   .70% on the first:      $10 million
                   .60% on amounts over:   $10 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                         SSI INVESTMENT MANAGEMENT, INC.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA 02043 (the "Adviser") and SSI Investment Management, Inc., a California Corporation with its principal office and place of business at 357 N. Canon Drive, Beverly Hills, CA 90210 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated as of the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein. To the extent practicable, the Adviser will seek to provide 30 days notice before any material reallocation of assets away from the Subadviser.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing and provide reasonable and specific written notice to the Subadviser of any material changes to any of the foregoing. The Adviser shall deliver to the Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies, and any material changes thereto, as approved by the Board. The Subadviser may, however, change its proxy voting designee without prior Board approval.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Subadviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Adviser and the Trust will not require the Subadviser to direct brokerage with respect to Allocated Assets serviced by the Subadviser.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. INDEMNIFICATION

     (a) The Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser, and its partners, managers, members, shareholders, directors, officers and employees (the "Subadviser Indemnitees") against any loss, liability, claim, damage or expense (including, without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to indemnify any Subadviser Indemnitee against any liability to which the Subadviser Indemnitees would otherwise be subject by reason of their gross negligence in the performance of the obligations and duties under this Agreement.

     (b) The Subadviser agrees to defend, indemnify and hold harmless the Adviser and the Trust, and the partners, managers, members, shareholders, trustees, directors, officers and employees of each of them (the "Adviser Indemnitees") against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to indemnify any Adviser Indemnitee against any liability to which the Adviser Indemnitees would otherwise be subject by reason of their gross negligence in the performance of the obligations and duties under this Agreement.

     SECTION 7. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 8. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's shareholders, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 9. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 11. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 7(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 10 and 11 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        SSI INVESTMENT MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                       AND SSI INVESTMENT MANAGEMENT, INC.

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                       AND SSI INVESTMENT MANAGEMENT, INC.

                                   Appendix B

Strategy                                      Fees
-----------------------------------------------------------------------
Long/Short Equity Market Neutral Strategy: 1.00% on Allocated Assets Hedged Convertible Market Neutral Strategy: 1.00% on Allocated Assets

(assumes $10,000,000.00 minimum allocation)

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                     TT INTERNATIONAL INVESTMENT MANAGEMENT

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA 02043 (the "Adviser") and TT International Investment Management, a partnership organized under the laws of England and Wales with its principal office and place of business at 5 Martin Lane, London, EC4R 0DP, England (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated as of the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets as specified in accordance with the Subadviser's Investment Guidelines and Restrictions as agreed upon from time to time.

The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the

Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Investment Advisers Act of 1940, as amended from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        TT INTERNATIONAL INVESTMENT MANAGEMENT


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                   AND TT INTERNATIONAL INVESTMENT MANAGEMENT

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                                   Appendix B
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                     TT INTERNATIONAL INVESTMENT MANAGEMENT

Strategy                                 Fees
-------------------------------   ------------------
International Europe Long Only:   1.00% on the first   $20 million
                                   .60% on the next:   $65 million
                                   .55% on the next:   $75 million
                                   .50% on the next:   $150 million
                                   .45% on the next:   $200 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                          TWIN CAPITAL MANAGEMENT, INC.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advises LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043 (the "Adviser") and TWIN Capital Management, Inc, a Pennsylvania corporation with its principal office and place of business at 3244 Washington Road, Suite 202, McMurray, PA 15317 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. INDEMNIFICATION

     (a) The Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser, and its partners, managers, members, shareholders, directors, officers and employees (the "Subadviser Indemnitees") against any loss, liability, claim, damage or expense (including, without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to indemnify any Subadviser Indemnitee against any liability to which the Subadviser Indemnitees would otherwise be subject by reason of their negligence in the performance of the obligations and duties under this Agreement.

     (b) The Subadviser agrees to defend, indemnify and hold harmless the Adviser and the Trust, and the partners, managers, members, shareholders, trustees, directors, officers and employees of each of them (the "Adviser Indemnitees") against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to indemnify any Adviser Indemnitee against any liability to which the Adviser Indemnitees would otherwise be subject by reason of their negligence in the performance of the obligations and duties under this Agreement.

     SECTION 7. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 8. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 9. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 11. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 7(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 10 and 11 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        TWIN CAPITAL MANAGEMENT, INC


                                        ----------------------------------------
                                        Name:
                                        Title:

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                        AND TWIN CAPITAL MANAGEMENT, INC

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                        AND TWIN CAPITAL MANAGEMENT, INC

                                   Appendix B

Strategy                            Fees
------------------------   ---------------------
Twin Momentum Long Short   1.00% on the first     $15 million
                            .90% on the next      $10 million.
                            .80% on amounts over  $25 million

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                          YACKTMAN ASSET MANAGEMENT CO.

     AGREEMENT made as of the 5th day of May, 2005, by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 94 Station Street, Suite 202, Hingham, MA, 02043(the "Adviser") and Yacktman Asset Management Co., an Illinois corporation with its principal office and place of business at.1110 Lake Cook Road, Suite 385, Buffalo Grove, IL 60089 (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

     WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the
Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940
Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and
(z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

     (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures.

     (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

     (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

     (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

     SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

     SECTION 5. STANDARD OF CARE

     (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the

Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

     SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

     SECTION 8. REPRESENTATIONS OF SUBADVISER.

     The Subadviser represents and warrants to the Adviser that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

     (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

     SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

     SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

     (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

     (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

     (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        ABSOLUTE INVESTMENT ADVISERS LLC


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        YACKTMAN ASSET MANAGEMENT CO


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                          YACKTMAN ASSET MANAGEMENT CO.

                                   Appendix A

                              Series of the Trust:

                            Absolute Strategies Fund

                              SUBADVISORY AGREEMENT
                                     BETWEEN
                        ABSOLUTE INVESTMENT ADVISERS LLC
                                       AND
                          YACKTMAN ASSET MANAGEMENT CO.
                                   Appendix B

Strategy                           Fees
------------------------   ---------------------
Taxable Focus Composite:   .75% on the first:      $25 million
                           .50% on amounts over:   $25 million

                                       B-1